UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2012

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	– OTHER EVENTS

On August 30, 2012, Heritage Financial Corporation (the “Company”) announced that its Board of Directors has authorized the repurchase of up to 5% of the Company’s outstanding shares or approximately 757,000 shares. The number, timing and price of shares repurchased will depend on business and market conditions, and other factors, including other opportunities to deploy the Company’s capital. The program may be discontinued at any time. A copy of the Company’s press release making this announcement is filed herewith as Exhibit 99.1 and is incorporate herein by reference.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements – not applicable

(b)	Pro forma financial information – not applicable

(c)	Shell company transactions – not applicable

(d)	Exhibits:

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1	News Release issued by Heritage Financial Corporation, dated August 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance
President and Chief Executive Officer

Dated: August 31, 2012